UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________________
FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2020
_______________________________________________________

UPWORK INC.
(Exact name of Registrant as Specified in Its Charter)
_______________________________________________________

Delaware		001-38678	46-4337682
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2625 Augustine Drive, Suite 601
Santa Clara,	California		95054
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 316-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	UPWK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 4, 2020, Upwork Inc. (the “Company”) issued a press release and will hold a conference call regarding its financial results for the quarter ended June 30, 2020. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

The Company is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of GAAP to non-GAAP results is provided in the attached Exhibit 99.1 press release.

The Company uses its Investor Relations website (investors.upwork.com), its Twitter handle (twitter.com/Upwork) and Hayden Brown’s Twitter handle (twitter.com/hdynbrwn) and LinkedIn profile (linkedin.com/in/haydenlbrown) as a means of disseminating or providing notification of, among other things, news or announcements regarding its business or financial performance, investor events, press releases and earnings releases and as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
Brian Kinion and the Company have reached an agreement regarding Mr. Kinion’s resignation from his position as the Company’s Chief Financial Officer effective on August 4, 2020 (the “Resignation Date”). Mr. Kinion will remain employed as an advisor to the Chief Executive Officer of the Company through October 2020.

(c)
On July 29, 2020, the Company’s board of directors appointed Jeff McCombs, age 48, to become the Company’s Chief Financial Officer (“CFO”) effective August 4, 2020.

Prior to joining the Company, Mr. McCombs served as the Chief Financial Officer of Doctor On Demand, Inc., a virtual care provider, from October 2018 to August 2020. Prior to that, Mr. McCombs served as Chief Financial Officer of OpenTable, Inc., an online restaurant reservation company, from January 2016 to June 2018, and as Chief Financial Officer of Flipboard Inc., a news and social network aggregation company, from May 2014 to May 2015. Mr. McCombs also previously served as Head of Global Business Operations for the Ads business of Facebook, Inc., a social media and technology company, from August 2010 to May 2014. Mr. McCombs holds a B.A. in Economics from the University of California, Los Angeles.

There is no arrangement or understanding between Mr. McCombs and any other persons pursuant to which Mr. McCombs was selected as an officer. Mr. McCombs is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment as CFO, Mr. McCombs and the Company entered into an Offer Letter dated July 10, 2020 (the “Offer Letter”). Pursuant to the Offer Letter, Mr. McCombs will receive an initial annual base salary of $400,000. In addition, Mr. McCombs will be eligible to participate in the Company’s bonus plan and will have a target annual bonus of 60% of his base salary. Mr. McCombs will also be granted a restricted stock unit (“RSU”) award under the Company’s 2018 Equity Incentive Plan to acquire such number of shares of the Company’s common stock equal to $4,000,000 divided by the average daily closing price of the Company’s common stock for the 30-day period ending on the trading day immediately prior to the date of grant (the “RSU Grant”). The RSU Grant will vest with respect to 75% of the total number of RSUs subject to the RSU Grant on August 18, 2023 and an additional 6.25% of the total number of RSUs subject to the RSU Grant quarterly over the following four quarters for so long as Mr. McCombs remains employed as CFO of the Company. In addition, in the event Mr. McCombs is terminated without cause (as such term is defined in the Change in Control and Severance Agreement) prior to August 18, 2021 and such termination follows a termination of the Company’s Chief Executive Officer, the RSU Grant will be deemed vested with respect to 6.25% of the total number of RSUs subject to the RSU Grant for each quarterly anniversary of August 18, 2020 that has passed as of the date of such termination without cause. In the event Mr. McCombs is terminated without cause or resigns for good reason (as such term is defined in the Change in Control and Severance Agreement) after August 18, 2021 and prior to August 18, 2023, the RSU Grant will be deemed vested with respect to 25% of the total number of RSUs subject to the RSU Grant as of August 18, 2021, and an additional 6.25% of the total number of RSUs subject to the RSU Grant for each quarterly anniversary of such date that has passed as of the date of such termination without cause or resignation for good reason, as applicable.

Mr. McCombs also entered into a change in control and severance agreement (the “Change in Control and Severance Agreement”) that provides for the following benefits if Mr. McCombs is terminated by the Company without cause outside of a change in control (as such term is defined in the Change in Control and Severance Agreement) in exchange for a customary release of claims: (i) a lump sum severance payment equal to six months of base salary and (ii) payment of premiums for continued medical benefits for up to six months.

If Mr. McCombs’ employment is terminated by the Company without cause or by him for good reason within the three months preceding a change in control (but after a legally binding and definitive agreement for a potential change of control has been executed) or within the twelve months following a change in control, the Change in Control and Severance Agreement provides the following benefits in exchange for a customary release of claims: (i) a lump sum severance payment equal to twelve months of base salary, (ii) a lump sum payment equal to Mr. McCombs’ then-current target bonus opportunity on a pro-rated basis, (iii) 100% acceleration of any then-unvested equity awards (excluding equity awards that vest, in whole or in part, upon satisfaction of performance criteria) and (iv) payment of premiums for continued medical benefits for up to twelve months. The Change in Control and Severance Agreement will be in effect for three years, with automatic renewals for new three-year periods unless notice is given by the Company to Mr. McCombs at least three months prior to expiration.

The foregoing descriptions of the Offer Letter and Change in Control and Severance Agreement are qualified in their entirety by reference to the full text of the Offer Letter and the Change in Control and Severance Agreement, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2020.

Mr. McCombs has also entered into the Company’s standard form of indemnity agreement, which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 6, 2018 (File No. 333-227207).

For additional information, see the press release attached as Exhibit 99.2 to this Current Report on Form 8-K. The information in the press release attached as Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

(e)
The information set forth above under 5.02(c) is hereby incorporated by reference into this Item 5.02(e).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated August 4, 2020.
99.2	Press release dated August 4, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPWORK INC.

Date: August 4, 2020	By:	/s/ Brian Levey
Brian Levey Chief Business Affairs and Legal Officer & Secretary